Award Timing Disclosure	Nov. 17, 2025
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure	We do not grant equity awards in anticipation of the release of material nonpublic information, and do not time the public release of such information based on award grant dates.
Award Timing MNPI Considered	true
MNPI Disclosure Timed for Compensation Value	false